                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 7, 2001
                                                -------------------------------

                            CASH TECHNOLOGIES, INC.
    ----------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

         Delaware                000-24569              95-4558331
------------------------------  -----------        ------------------
(State or other jurisdiction    (Commission          (IRS Employer
 of incorporation)              File Number)       Identification No.)

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      1434 West 11th Street   Los Angeles, California           90015
      -----------------------------------------------         ----------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (213)745-2000
                                                   ---------------------------


            (Former name or former address, if changed since last report)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective September 7, 2001, the Board of Directors of Cash
Technologies, Inc. (the "Company") determined that it would be in the best interests of the Company to terminate the services of its independent accountant
BDO Seidman LLP, which acted as its independent accountant with respect to the Company's financial statements for the fiscal years ended May 31, 1999 and 2000.

          The Board also determined to retain the firm of Vasquez & Company as its independent auditors to audit its financial statements for the fiscal year ended May 31, 2001. The Company's Report on Form 10KSB for the period ended May
31, 2001 is expected, subject to completion of the audit for its financial statements, to be filed on or prior to September 13, 2001.

          The termination of BDO Seidman was recommended and approved by the Board of Directors of the Company and is not the result of any disagreement with BDO Seidman on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

          During the last two fiscal years the reports issued by BDO Seidman contained an explanatory paragraph as to the Company's ability to continue as a going concern but did not contain any disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles. In addition, during the last two fiscal years and subsequent periods there were no disagreements with BDO Seidman regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure.

          Prior to the change of accounting firms, neither the Board of Directors nor management consulted Vasquez & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered.


ITEM 6.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

16.1  Letter from BDO Seidman on change in Certifying Accountant.  To be filed by amendment.
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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CASH TECHNOLOGIES, INC.
                                 (Registrant)


                                 By: _______________________
                                     Bruce Korman
                                     Chief Executive Officer


                                 By:_______________________
                                    Edmund King
                                    Chief Financial Officer

Dated: September 7, 2001